                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2002





                               VERIZON SOUTH INC.
             (Exact name of registrant as specified in its charter)



Virginia                                                 2-36292                            56-0656680
(State or other jurisdiction of incorporation)           (Commission File Number)           (I.R.S. Employer Identification No.)


1095 Avenue of the Americas, Room 3868
New York, New York                                                      10036
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (212) 395-2121





                                 Not applicable
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

On July 1, 2002, Verizon South Inc. ("Verizon South" or the "Company") and Contel of the South, Inc. (both wholly owned indirect subsidiaries of Verizon Communications Inc.) completed the sale of approximately 300,000 telephone access lines and related local exchange operations in Alabama to CenturyTel of Alabama, L.L.C. ("CenturyTel") for approximately $1.0 billion in cash, pursuant to an Asset Purchase Agreement, dated as of October 22, 2001. The Company owned and operated approximately 170,000 of these access lines and received cash proceeds from the sale of approximately $572 million.

For additional information regarding this disposition, please see the pro forma financial information and other documents filed herewith under Item 7.

Item 7.  Financial Statements and Exhibits.

         b) Pro forma financial information:


               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

In October 2001, Verizon South Inc. ("Verizon South" or the "Company") and Contel of the South, Inc. (both wholly owned indirect subsidiaries of Verizon Communications Inc.) entered into an agreement to sell all of their local telephone operations in Alabama to CenturyTel of Alabama, L.L.C. ("CenturyTel") for approximately $1.0 billion in cash. The sale closed on July 1, 2002 and the Company transferred all of its telephone access lines (approximately 170,000) and related local exchange operations in Alabama to CenturyTel for approximately $572 million in cash.

The unaudited pro forma condensed financial statements reported below consist of unaudited pro forma condensed statements of income for the three months ended March 31, 2002 and for the year ended December 31, 2001 and an unaudited pro forma condensed balance sheet as of March 31, 2002. The unaudited pro forma financial statements should be read in conjunction with the Company's historical financial statements and the related notes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2002. The following unaudited pro forma condensed financial statements have been prepared giving effect to the sale of the Company's local exchange telephone operations in Alabama to CenturyTel, as if it had occurred as of March 31, 2002 for the unaudited pro forma condensed balance sheet and as of January 1 of each period for the unaudited pro forma condensed statements of income.

The Company believes that the assumptions used in the unaudited pro forma condensed financial statements provide a reasonable basis on which to present such statements. The unaudited pro forma condensed financial statements included in this Form 8-K have been derived from the Company's financial statements and do not purport to represent what the Company's financial position or results of operations actually would have been had the sale occurred on the dates indicated.

                               VERIZON SOUTH INC.

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                              As of March 31, 2002

---------------------------------------------------------------------------------------------------------------
(Dollars in Millions)                                  Verizon South          Pro Forma         Verizon South
                                                          Historical        Adjustments             Pro Forma
---------------------------------------------------------------------------------------------------------------
ASSETS
------

CURRENT ASSETS
Cash                                                       $     .1           $  572.0 (A)           $  572.1
Receivables, net                                              563.9                                     563.9
Net assets held for sale                                      727.8             (145.7)(B)              582.1
Other                                                          79.7               (2.6)(C)               76.5
                                                                                   (.6)(D)
                                                ---------------------------------------------------------------
                                                            1,371.5              423.1                1,794.6
                                                ---------------------------------------------------------------

PLANT, PROPERTY AND EQUIPMENT                               3,183.0                                   3,183.0
Less accumulated depreciation                               1,914.0                                   1,914.0
                                                ---------------------------------------------------------------
                                                            1,269.0                                   1,269.0
                                                ---------------------------------------------------------------

PREPAID PENSION ASSET                                         398.7               (2.8)(E)              395.9
                                                ---------------------------------------------------------------

OTHER ASSETS                                                   55.4               (5.0)(C)               50.4
                                                ---------------------------------------------------------------

TOTAL ASSETS                                               $3,094.6           $  415.3               $3,509.9
                                                ===============================================================

LIABILITIES AND SHAREOWNER'S INVESTMENT
---------------------------------------

CURRENT LIABILITIES
Debt maturing within one year                              $  152.4                                  $  152.4
Accounts payable and accrued liabilities                      236.0                                     236.0
Other liabilities                                             359.7               (2.6)(C)              357.1
                                                ---------------------------------------------------------------
                                                              748.1               (2.6)                 745.5
                                                ---------------------------------------------------------------

LONG-TERM DEBT                                                913.4                                     913.4
                                                ---------------------------------------------------------------

EMPLOYEE BENEFIT OBLIGATIONS                                  200.9               (2.6)(E)              198.3
                                                ---------------------------------------------------------------

DEFERRED CREDITS AND OTHER LIABILITIES                        344.7               (5.0)(C)              323.0
                                                                                 (16.7)(F)
                                                ---------------------------------------------------------------

SHAREOWNER'S INVESTMENT
Common stock                                                  525.0                                     525.0
Contributed capital                                            74.0                                      74.0
Reinvested earnings                                           288.5              442.2 (A)-(F)          730.7
                                                ---------------------------------------------------------------
                                                              887.5              442.2                1,329.7
                                                ---------------------------------------------------------------
TOTAL LIABILITIES AND
SHAREOWNER'S INVESTMENT                                    $3,094.6           $  415.3               $3,509.9
                                                ===============================================================


        See Notes to Unaudited Pro Forma Condensed Financial Statements.

                               VERIZON SOUTH INC.

                UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME

                    For the Three Months Ended March 31, 2002

                                                --------------------------------------------------------------
(Dollars in Millions)                             Verizon South            Pro Forma        Verizon South
                                                     Historical          Adjustments            Pro Forma
--------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                       $394.5              $(36.0)(G)             $358.5
                                                --------------------------------------------------------------

OPERATING EXPENSES
Operations and support                                    158.8                (8.0)(H)              150.8
Depreciation and amortization                              49.8                                       49.8
                                                --------------------------------------------------------------
                                                          208.6                (8.0)                 200.6
                                                --------------------------------------------------------------

OPERATING INCOME                                          185.9               (28.0)                 157.9

OTHER INCOME, NET                                           1.4                                        1.4

INTEREST EXPENSE                                           19.5                                       19.5
                                                --------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                  167.8               (28.0)                 139.8

PROVISION FOR INCOME TAXES                                 66.0               (11.1)(I)               54.9
                                                --------------------------------------------------------------

NET INCOME                                               $101.8              $(16.9)                $ 84.9
                                                ==============================================================

























        See Notes to Unaudited Pro Forma Condensed Financial Statements.

                               VERIZON SOUTH INC.

                UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME

                      For the Year Ended December 31, 2001

                                                ----------------------------------------------------------
(Dollars in Millions)                            Verizon South           Pro Forma       Verizon South
                                                    Historical         Adjustments           Pro Forma
----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                     $1,613.1            $(147.1)(G)        $1,466.0
                                                ----------------------------------------------------------

OPERATING EXPENSES
Operations and support                                    731.0              (40.5)(H)           690.5
Depreciation and amortization                             255.2              (10.5)(J)           244.7
                                                ----------------------------------------------------------
                                                          986.2              (51.0)              935.2
                                                ----------------------------------------------------------

OPERATING INCOME                                          626.9              (96.1)              530.8

OTHER (EXPENSE), NET                                       (5.9)                                  (5.9)

INTEREST EXPENSE                                           73.0                                   73.0
                                                ----------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES
     AND EXTRAORDINARY ITEM                               548.0              (96.1)              451.9

PROVISION FOR INCOME TAXES                                218.7              (38.3)(I)           180.4
                                                ----------------------------------------------------------

INCOME BEFORE EXTRAORDINARY ITEM                          329.3              (57.8)              271.5

EXTRORDINARY ITEM, NET                                      (.3)                                   (.3)
                                                ----------------------------------------------------------

NET INCOME                                             $  329.0            $ (57.8)           $  271.2
                                                ==========================================================
























        See Notes to Unaudited Pro Forma Condensed Financial Statements.

                               VERIZON SOUTH INC.

           NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

1.   Basis of Presentation

In October 2001, Verizon South Inc. ("Verizon South" or the "Company") and Contel of the South, Inc. entered into an agreement to sell all of their local telephone operations in Alabama to CenturyTel of Alabama, L.L.C. ("CenturyTel"). Beginning in the third quarter of 2001 the assets related to these operations (principally plant, property, and equipment) were classified as "Net assets held for sale" in the Company's balance sheet and the Company ceased recording depreciation expense on these properties, in accordance with Statements of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The Company continued to operate all of the properties until July 1, 2002 when the sale of the Alabama properties to CenturyTel was consummated.

The accompanying unaudited pro forma condensed financial statements include the historical financial statements of Verizon South and are intended, through the pro forma adjustments described below, to reflect the impact of the sale of the Alabama operations. Such financial statements are not necessarily indicative of the operating results or financial position that would have occurred if the disposition of these operations had been completed at the dates indicated.

2.   Pro Forma Adjustments

(A)  Adjustment for cash proceeds received for sale of Alabama operations.

(B) Adjustment to eliminate net book value of plant, property and equipment related to the Alabama operations (classified as net assets held for sale in the historical balance sheet).

(C) Adjustment to eliminate deferred nonrecurring service activation revenues and costs related to the Alabama operations.

(D) Adjustment to eliminate materials and supplies related to the Alabama operations.

(E) Adjustment to eliminate pension assets and other post-employment benefit liabilities related to certain active employees transferred to CenturyTel with the Alabama operations.

(F)  Adjustment to reflect deferred income taxes.

(G)  Adjustment to eliminate operating revenues of Alabama operations.

(H) Adjustment to eliminate operations and support expenses related to Alabama operations, excluding Corporate allocations.

(I)  Adjustment to reflect tax benefit related to pro forma adjustments.

(J) Adjustment for depreciation and amortization expense recorded prior to decision to sell the Alabama operations.

                               VERIZON SOUTH INC.

(c)  Exhibits:

     Exhibit
     Number
     ------

      2.1 Asset Purchase Agreement, dated as of October 22, 2001, between Verizon South Inc., Contel of the South, Inc. (d/b/a Verizon Mid-States), and CenturyTel of Alabama, L.L.C.

                               VERIZON SOUTH INC.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 Verizon South Inc.




Date: July 16, 2002                              By /s/ Edwin F. Hall
                                                    ----------------------------
                                                        Edwin F. Hall
                                                        Controller

                                  EXHIBIT INDEX

Exhibit
Number           Description
------           -----------

 2.1 Asset Purchase Agreement, dated as of October 22, 2001, between Verizon South Inc., Contel of the South, Inc. (d/b/a Verizon Mid-States), and CenturyTel of Alabama, L.L.C